UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 21, 2011

PEOPLE’S LIBERATION, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-16075 (Commission File Number)	86-0449546 (I.R.S. Employer Identification No.)

1212 S. Flower Street, 5th Floor, Los Angeles, CA 90015

(Address of Principal Executive Offices)(Zip Code)

(213) 745-2123
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

On April 21, 2011, the Board of Directors of the Company approved the engagement of Weinberg and Company (“Weinberg”) as the Company’s new independent registered public accounting firm and on April 22, 2011, Crowe Horwath LLP (“Crowe”) was dismissed as the Company's independent registered public accounting firm.

During the Company’s most two recent fiscal years ended December 31, 2010 and 2009 and through April 21, 2011, the Company did not consult with Weinberg on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Weinberg did not provide either a written report or oral advice to the Company that Weinberg concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Crowe on the financial statements of the Company as of and for the fiscal years ended  December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009 and through the date of this Current Report, there were: (i) no disagreements between the Company and Crowe on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such fiscal years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Crowe a copy of the disclosures in this Form 8-K and has requested that Crowe furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Crowe agrees with the Company’s statements in this Item 4.01. A copy of the letter dated April 27, 2011, furnished by Crowe in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

The following exhibit is filed herewith:

Exhibit
Number                     Description

16.1         Letter to Securities and Exchange Commission from Crowe Horwath LLP dated April 27, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2011	People’s Liberation, Inc. By: /s/ Colin Dyne Colin Dyne Chief Executive Officer